UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive
Suite 400
Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

(713) 424-4247

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K of Prairie Operating Co. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2025, the Company and certain of its subsidiaries entered into a Purchase and Sale Agreement to purchase certain oil gas properties (the “Acquired Properties”) from Bayswater Resources, LLC, Bayswater Fund III-A, LLC, Bayswater Fund III-B, LLC, Bayswater Fund IV-A, LP, Bayswater Fund IV-B, LP, Bayswater Fund IV-Annex, LP, and Bayswater Exploration & Production, LLC (collectively, “Bayswater”).

The Company is also filing:

●	the audited combined statement of revenue and direct operating expenses of the Acquired Properties for the years ended December 31, 2024 and 2023, as set forth in Exhibit 99.2, which is incorporated herein by reference;

●	its management’s discussion and analysis of results of operations of the Acquired Properties, as set forth in Exhibit 99.3, which is incorporated herein by reference;

●	the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2024, as set forth in Exhibit 99.4, which is incorporated herein by reference; and

●	the report of Cawley, Gillespie & Associates, Inc., independent petroleum engineers, relating to the pro forma estimated reserves of the Company as of December 31, 2024, as set forth in Exhibit 99.5, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined statement of revenue and direct operating expenses of the Acquired Properties for the years ended December 31, 2024 and 2023 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2024 is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The pro forma financial statements being filed in this Current Report on Form 8-K supersede the pro forma financial statements that were filed in the Company’s Current Report on Form 8-K filed with the SEC on February 7, 2025.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Plante & Moran, PLLC, dated March 24, 2025.

23.2	Consent of Cawley, Gillespie & Associates, Inc., dated March 24, 2025.

99.2	Audited Combined Statement of Revenue and Direct Operating Expenses of the Acquired Properties for the Years Ended December 31, 2024 and 2023.

99.3	Management’s Discussion and Analysis of Results of Operations of the Acquired Properties.

99.4	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the Year Ended December 31, 2024.

99.5	Report of Cawley, Gillespie & Associates, Inc. Relating to the Estimated Pro Forma Reserves of the Company as of December 31, 2024.

104	Cover Page Interactive Date File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.

By:	/s/ Craig Owen
Name:	Craig Owen
Title:	Chief Financial Officer

Date: March 24, 2025